Form 8-K - CURRENT REPORT

        (As last amended in Rel. No. 34-36968, eff. August 13, 1992.)

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 23, 2001

                      ANGELES INCOME PROPERTIES, LTD. IV
            (Exact name of registrant as specified in its charter)


             California               0-14283                95-3974194
    (State or other jurisdiction     (Commission          (I.R.S. Employer
          of incorporation)          File Number)          Identification
                                                               Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

                                       N/A
        (Former name or former address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets.

The majority interest held by Angeles Income Properties, Ltd. IV (the "Partnership" or the "Registrant") in Merchants Mall JV, which owns Factory Merchants AIP IV, L.P. and AIP IV Factory GP, LLC, was sold by the Registrant on August 23, 2001 to The Cadle Company, an Ohio Corporation, and its affiliates, which are unrelated parties, for $49,750.

Item 7.     Financial Statements and Exhibits

(b)   Pro forma financial information.

The  required  pro  forma  financial   information   will  be  provided  in  the
Registrant's quarterly report on Form 10-QSB for the quarter ended September 30, 2001.

(c)   Exhibits

      10.18 Purchase and Sale Contract between Registrant and Angeles Realty Corporation II, a California corporation, and The Cadle Company, an Ohio Corporation, dated August 23, 2001.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 ANGELES INCOME PROPERTIES, LTD. IV


                                 By:      Angeles Realty Corporation II
                                          Its General Partner


                                 By:      /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President


                                 Date:    August 28, 2001

                               PURCHASE AGREEMENT

                                     BETWEEN



                       ANGELES INCOME PROPERTIES, LTD. IV,

                        a California limited partnership,



                                  AS A SELLER,



                                       AND



                         ANGELES REALTY CORPORATION II,

                            a California corporation,



                                  AS A SELLER,

                                       AND

                               THE CADLE COMPANY,

                              an Ohio Corporation,



                                  AS PURCHASER

                                TABLE OF CONTENTS
                                                                            Page


ARTICLE 1 DEFINED TERMS......................................................2
ARTICLE 2 PURCHASE AND SALE OF INTERESTS.....................................3
ARTICLE 3 PURCHASE PRICE, DEPOSIT AND ESCROW PROVISIONS......................3
ARTICLE 4 FINANCING..........................................................4
ARTICLE 5 FEASIBILITY PERIOD.................................................4
ARTICLE 6 CLOSING............................................................6
ARTICLE 7 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLERS AND THE PURCHASER 8
ARTICLE 8 CONDITIONS PRECEDENT TO CLOSING...................................10
ARTICLE 9 BROKERAGE.........................................................11
ARTICLE 10  DEFAULTS AND REMEDIES...........................................11
ARTICLE 11  MISCELLANEOUS...................................................13
ARTICLE 12  OPERATION OF THE UNDERLYING PROPERTY; TRANSITION................17

 EXHIBITS

       A       FORM OF ESCROW AGREEMENT

       3.1.5   ALLOCATIONS

       6.2.2.2 FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENTS

       6.2.2.4 FORM OF INDEMNIFICATION AGREEMENT

                               PURCHASE AGREEMENT

      THIS PURCHASE AGREEMENT ("Agreement"), dated as of __________________, 2001, (such date being hereinafter referred to as the "Effective Date" provided, however, Seller and Purchaser do not each receive a fully executed copy of this Purchase Contract on the date hereof, then the "Effective Date" shall be the last day on which this Purchase Contract has been fully executed by Sellers and Purchaser and a fully executed copy has been received by Sellers and Purchaser) is by and among ANGELES INCOME PROPERTIES, LTD. IV, a California limited partnership having a principal executive office at c/o Apartment Investment and Management Company, 2000 South Colorado Boulevard, Suite 2-1000, Denver, Colorado 80222 (the "First Seller"), ANGELES REALTY CORPORATION II, a California corporation having a principal executive office at c/o Apartment Investment and Management Company, 2000 South Colorado Boulevard, Suite 2-1000, Denver, Colorado 80222 (the "Second Seller") (each of the First Seller and the Second Seller are individually referred to herein as a "Seller" and are collectively referred to herein as the "Sellers"), and THE CADLE COMPANY, an Ohio corporation having a principal executive office at 100 North Center Street, Newton Falls, Ohio 44444 (the "Purchaser").

                                    RECITALS

R-1...The First Seller owns the First Interest (as hereinafter defined).

R-2...The Second Seller owns the Second Interest (as hereinafter defined).

R-3...The Joint Venture is the sole limited partner of the Partnership (as hereinafter defined).


R-4...The Joint Venture is the sole member and manager of the LLC (as hereinafter defined).

R-5...The LLC (as hereinafter defined) is the sole general partner of the Partnership (as hereinafter defined).

R-6...The Partnership (as hereinafter defined) owns or leases the Underlying Property (as hereinafter defined).

R-7...The Purchaser desires to purchase and the Sellers desire to sell the Interests (as hereinafter defined) on the terms and conditions set forth herein (which terms and conditions shall control in the event of any conflict with these Recitals), such that on the Closing Date (as hereinafter defined) the Interests will be sold, assigned, and transferred to the Purchaser.

R-7...The Purchaser intends to make investigations regarding the Interests (as hereinafter defined), the Underlying Property (as hereinafter defined), the Sellers, the Joint Venture (as hereinafter defined), the LLC (as hereinafter defined), and the Partnership (as hereinafter defined) as the Purchaser deems necessary or desirable.

      NOW, THEREFORE, in consideration of mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration, the adequacy, receipt, and sufficiency of which are hereby acknowledged, the Sellers and the Purchaser agree as follows:

                                  ARTICLE 1...
                                  DEFINED TERMS

1.1...Unless otherwise defined herein, capitalized terms used herein have the meanings set forth in this ARTICLE 1 below.

1.1.1."Assumed Liabilities" means all liabilities, claims, duties, and obligations of every kind and nature whatsoever arising out of, relating to, or resulting from, in each case in whole or in part: the ownership of the Interests; the rights, duties, obligations, acts, and omissions of all prior owners of the Interests; the exercise or failure to exercise any of the rights appertaining thereto and satisfaction of or the failure to satisfy any of the duties and obligations appertaining thereto; the waiver by the Purchaser of compliance with applicable bulk sales laws as set forth herein; or any misrepresentation or breach of warranty made by the Purchaser herein or in any other agreement, instrument, or other document relating to the transactions contemplated hereby, in each case except for the Excluded Liabilities.

1.1.2."Business Day" means any day other than a Saturday or Sunday or Federal or legal holiday in the state in which the Underlying Property is located.

1.1.3."Closing" means the consummation of the transactions contemplated by this Agreement.

1.1.4."Closing  Date" means the date which the Closing  occurs.

1.1.5."Excluded Liabilities" means all liabilities, claims, duties, and obligations relating to (i) employees of either Seller or (ii) uninsured casualty losses with respect to the Underlying Property and any claims brought by any management company relating to its management of the Underlying Property.

1.1.6."First Interest" means the 99.5% general partnership interest in the Joint Venture owned the First Seller.

1.1.7   "Interests"   means  the  First   Interest  and  the  Second   Interest,
collectively.

1.1.8 "Joint Venture" means Merchants Mall Joint Venture, a Tennessee general partnership.

1.1.9 "LLC" means AIP IV Factory GP, L.L.C., a South Carolina limited liability company.

1.1.10......"Management  Contract"  means that  certain  agreement  between  the
Partnership and the Manager pertaining to the management of the Underlying Property.

1.1.11......"Manager" means Insignia Commercial Group, Inc.

1.1.12......"Partnership"  means  Factory  Merchants  AIP  IV,  L.P.,  a South
Carolina limited partnership.

1.1.13......"Purchase  Price" has the meaning  ascribed  thereto in Section 3.1.

1.1.14......"Surviving  Obligations" means the Purchaser's obligations hereunder to the extent such obligations survive the Closing or termination of this Agreement in accordance with the provisions of this Agreement.

1.1.15......"Second Interest" means the 0.5% general partnership interest in the
Joint Venture owned by the Second Seller.

1.1.16......"Underlying  Property"  means  the  land  owned  or  leased  by  the
Partnership and improvements thereon and all rights of the Partnership relating thereto, including without limitation any rights, title, and interest of Partnership, if any, therein, together with all fixtures and tangible personal property, all property contracts and leases, permits, and the miscellaneous property assets owned by the Partnership which are located on the Underlying Property and used in their operation.

                                  ARTICLE 2...
                         PURCHASE AND SALE OF INTERESTS

2.1 The First Seller agrees to sell, assign, transfer and convey the First Interest to the Purchaser, and the Purchaser agrees to purchase the First Interest from the First Seller and to assume all of the Assumed Liabilities at the Closing, in each case in compliance with the provisions hereof. 2.2 The Second Seller agrees to sell, assign, transfer and convey the Second Interest to the Purchaser, and the Purchaser agrees to purchase the Second Interest from the Second Seller and to assume all of the Assumed Liabilities at the Closing, in each case in compliance with the provisions hereof.

                                  ARTICLE 3...
                  PURCHASE PRICE, DEPOSIT AND ESCROW PROVISIONS

3.1 The total purchase price (the "Purchase Price") for the Interests is the sum of (i) Forty Nine Thousand Seven Hundred Fifty Dollars ($49,750) with respect to the First Interest, which the Purchaser will pay to the First Seller at Closing, and (ii) Two Hundred Fifty Dollars ($250) with respect to the Second Interest, which the Purchaser will pay to the Second Seller at Closing, in each case as adjusted pursuant hereto. The Purchase Price must be paid by the Purchaser as follows:

3.1.1 Upon its execution of this Agreement, the Purchaser must deliver to Fidelity National Title Insurance Company, as escrow agent (the "Escrow Agent"), a deposit in the sum of Fifty Thousand Dollars ($50,000) in cash, by wire transfer of immediately available funds to an account designated in writing by the Escrow Agent, or by certified check (such sum, with all interest accrued thereon, being hereinafter referred to and held as the "Deposit"), to be held by the Escrow Agent pursuant to the Escrow Agreement attached as Exhibit A (the Escrow Agreement").

3.1.2 The Escrow Agent will hold the Deposit and make delivery of the Deposit to the party entitled thereto pursuant to the terms of the Escrow Agreement.

3.1.3 If the Closing occurs by the date fixed therefor in this Agreement (or any extension date provided for by the written consent of each of the parties hereto, which consent in each case may be granted or withheld in their sole discretion), the Deposit will be applied to the Purchase Price on the Closing Date and paid by Escrow Agent to the Sellers, and the balance of the Purchase Price will be paid at Closing by the Purchaser to the Sellers as set forth in
Exhibit 3.1.4 hereto by wire transfer of immediately available funds to an account designated in writing by the Sellers. If the Closing does not occur by the date fixed therefor herein (or any such extension date) due to failure of the Purchaser to fully perform any of its obligations under this Agreement, in whole or in part, the Deposit will be paid to the Sellers, and neither party will have any additional liability hereunder except for the Surviving Obligations. The Deposit shall also be paid to the Sellers in the circumstances contemplated in Article 10. If the Closing does not occur on the date fixed therefor (or any such extension date) for any other reason, the Deposit will be returned to the Purchaser.

3.1.4 The Purchase Price will be allocated among the Interests, and paid to the Sellers, as set forth on Exhibit 3.1.4 attached hereto and hereby made a part hereof.

                                  ARTICLE 4...
                                    FINANCING

      The Purchaser assumes full responsibility to obtain the funds required to pay the Purchase Price, and the Purchaser's acquisition of such funds is not a contingency to the Closing.

                                  ARTICLE 5...
                               FEASIBILITY PERIOD

5.1 Subject to the terms of Section 5.3, for ten (10) calendar days following the Effective Date (the "Feasibility Period"), the Purchaser, and its agents, contractors, engineers, surveyors, attorneys, and employees ("Consultants") will have the right from time to time to enter onto the Underlying Property:

5.1.1 To conduct and make any and all customary studies, tests, examinations and inspections, or investigations of or concerning the Underlying Property.

5.1.2 To confirm any and all matters which the Purchaser may reasonably desire to confirm with respect to the Underlying Property, the Joint Venture, the LLC and the Partnership.

5.1.3 To ascertain and confirm the suitability of the Interests for the Purchaser's intended use of the Interests.

5.1.4 To review the Materials referenced is Section 5.5.

5.2 Should the results of any of the matters referred to in Section 5.1 above appear unsatisfactory to the Purchaser for any reason, then the Purchaser will have the right to terminate this Agreement by giving written Notice (as hereinafter defined) to that effect to the Sellers and the Escrow Agent on or before 5:00 p.m. E.S.T. on the date the Feasibility Period expires pursuant hereto. If the Purchaser exercises such termination right, (a) this Agreement will terminate and be of no further force and effect except for the Surviving Obligations, which will survive such termination (b) the Escrow Agent will promptly return the Deposit to the Purchaser, and (c) upon the written request of the Sellers, the Purchaser will promptly deliver to the Sellers copies of all or selected reports, tests, analyses, studies, or surveys prepared by the Consultants in connection with the Underlying Property. If the Purchaser fails to provide the Sellers with written Notice (as hereinafter defined) of cancellation prior to the date the Feasibility Period expires in strict compliance with the provisions of this Agreement, this Agreement will remain in full force and effect, and the Purchaser's obligation to purchase the Interests will be non-contingent and unconditional except only for satisfaction of the conditions expressly set forth in this Agreement.

5.3 The Purchaser indemnifies, agrees to defend (with attorneys selected by the Sellers) and holds each of the First Seller and the Second Seller harmless for any actions taken or omitted to be taken by the Purchaser and its Consultants on or with respect to the Underlying Property and all claims, damages, costs and liability which may arise due in whole or in part due to such entries, surveys, tests, investigations and the like on the Underlying Property in connection with the performance of the Purchaser's due diligence hereunder. The Purchaser agrees to restore the Underlying Property to the same condition existing immediately prior to the Purchaser's exercise of its rights pursuant to this ARTICLE 5 at the Purchaser's sole cost and expense. The Purchaser must maintain commercial general liability insurance with broad form contractual and personal injury liability endorsements with respect to the Purchaser's activities on or with respect to the Underlying Property pursuant to this ARTICLE 5, in amounts and with such insurance carriers, as shall be approved by the Sellers and naming the Sellers, the Partnership and their respective affiliates as additional named insureds, with endorsements acceptable to the Sellers. The provisions of this
Section 5.3 will survive the Closing or termination of this Agreement and are a Surviving Obligation.

5.4 The Purchaser will not permit any mechanic's or materialman's liens or any other liens to the Underlying Property by reason of the performance of any work or the purchase of any materials by the Purchaser or any other party in connection with any studies or tests conducted by or for the Purchaser. All information made available by the Sellers to the Purchaser in accordance with this Agreement or obtained by the Purchaser in the course of its investigations will be treated as confidential information by the Purchaser.

5.5 The Sellers have delivered certain financial statements, tax returns, leases and organizational documents (the "Materials") to the Purchaser relating to the Partnership, the Underlying Property and the Interests (other than proprietary information). If the sale of the Interests is not closed by the date fixed therefor or if this Agreement is terminated for any reason, the Purchaser shall, within five (5) calendar days, return the Materials to the Sellers.

5.6 The Purchaser hereby waives compliance with all bulk sales laws applicable to the transactions contemplated hereby and its sole and exclusive risk.

                                  ARTICLE 6...
                                     CLOSING

6.1   Dates, Places of Closing, Prorations, and Closing Costs.

6.1.1 The Closing shall occur no later than ten (10) calendar days after the expiration of the Feasibility Period at 10:00 a.m. E.S.T. at the offices of Powell, Goldstein, Frazer & Murphy LLP, 191 Peachtree Street, Suite 1600, Atlanta, Georgia 30303.

6.1.2 The Closing Date may be extended without penalty at the option of any Seller to a date not later than thirty (30) days following the date specified above, or such later date as is mutually acceptable to the Sellers and the Purchaser.

6.1.3 All rights arising out of the Interests, including all distributions and payments made in or attributable to the period on or prior to the Closing Date, will belong to the Sellers. All rights arising out of the Interests, including distributions and payments made in or attributable to the period after the Closing Date will belong to the Purchaser. Any such rights or amounts or other customarily proratable items relating to the Interests payable prior to, on, or subsequent to the Closing Date will be prorated between the Purchaser and the Sellers as of the Closing Date consistent with the foregoing.

6.1.4 If any of the items subject to proration hereunder other than accrued but unpaid Partnership distributions cannot be prorated at the Closing because the information necessary to compute such proration is unavailable, or if any errors or omissions in computing prorations at the Closing other than that for accrued but unpaid Partnership distributions are discovered subsequent to the Closing, then such item shall be reapportioned and such errors and omissions corrected as soon as practicable after the Closing Date and the proper party reimbursed, which obligation shall survive the Closing for a period (the "Proration Period") from the Closing Date until four (4) months after the Closing Date. No party hereto shall have the right to require a recomputation of a Closing proration or a correction of an error or omission in a Closing proration unless within the Proration Period one of the parties hereto (i) has obtained the previously unavailable information or has discovered the error or omission, and (ii) has given Notice thereof to the other parties together with a copy of its good faith recomputation of the proration and copies of all substantiating information used in such recomputation. The failure of a party to obtain any previously unavailable information or discover an error or omission with respect to an item subject to proration hereunder and to give Notice thereof as provided above within the Proration Period shall be deemed a waiver of its right to cause a recomputation or a correction of an error or omission with respect to such item after the Closing Date.

6.1.5 Sellers shall pay income taxes, franchise and excise taxes and similar taxes arising from the sale of the Interests. Sellers shall pay the cost of all stamp and other transfer taxes with respect to the transactions to be consummated at the Closing.

6.2   Items To Be Delivered Prior To Or At Closing.

6.2.1 The Sellers. At the Closing, the Sellers must deliver or cause to be delivered to the Purchaser each of the following items:

6.2.1.1.....Assignment   and  Assumption  Agreements,   in  form  and  substance
satisfactory to the Sellers, and such other agreements, instruments, and other documents as may be necessary in order to (i) transfer the Interests to the Purchaser, and (ii) for the Purchaser to assume the Assumed Liabilities.

6.2.1.2.....Proof  that the Management Contract has been terminated and is of no further force or effect.

6.2.1.3.....Such  other  agreements,  instruments,  and other  documents  as are reasonably necessary to sell, assign, transfer, and convey the Interests to the Purchaser, in each case without recourse, representation, or warranty of any kind or nature whatsoever except as specifically set forth herein.

6.2.1.4.....A  statement of (i) the  adjustments  and  prorations  to be made to compute the Purchase Price as of the Closing Date pursuant hereto, and (ii) the Purchase Price as of the Closing Date, setting forth with specificity the calculation of the portion of the Purchase Price attributable to each of the Interests, executed by the Sellers (the "Purchase Price Computation"), which Purchase Price Computation shall be conclusive for all purposes absent manifest error.

6.2.1.5.....Such  other documents as are reasonably  necessary to consummate the transactions herein contemplated in compliance with the terms of this Agreement.

6.2.2 The Purchaser. At Closing, the Purchaser must deliver or cause to be delivered to the Sellers each of the following items:

6.2.2.1.....The full  Purchase  Price as  required by ARTICLE 3 hereof plus or minus the adjustments and prorations required by this Agreement.

6.2.2.2.....Assignment and Assumption  Agreements,  executed by the Purchaser, in the form attached as Exhibit 6.2.2.2.

6.2.2.3.....The   Purchase  Price   Computation,   executed  by  the  Purchaser.

6.2.2.4.....An Indemnification Agreement in favor of the Sellers, from an entity acceptable to the Sellers, in the form attached hereto as Exhibit 6.2.2.4. The Indemnification Agreement shall survive the Closing or termination of this Agreement.

6.2.2.5.....Such  other documents as are reasonably  necessary to consummate the transactions herein contemplated in compliance with the terms of this Agreement.

                                  ARTICLE 7...
   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLERS AND THE PURCHASER

7.1 Representations and Warranties of the Sellers.

7.1.1 For the purpose of inducing
the Purchaser to enter into this Agreement and to consummate the sale and purchase of the Interests pursuant to this Agreement, the Sellers, jointly and severally, represent and warrant to the Purchaser the following as of the Effective Date and as of the Closing Date (unless such representation and warranty is made as of a specific date, in which case such representation and warranty is made only as of such specific date):

7.1.1.1.....Each  of the Sellers is and shall be on the Closing  Date the owners of the respective Interests. At the Closing, the Sellers will transfer the Interests to the Purchaser, free and clear of all encumbrances. Other than this Agreement, there are no binding agreements, instruments or other documents relating to the sale or transfer of the Interests.

7.1.1.2.....Each  of the  Sellers  has the  authority  and power to execute  and deliver this Agreement and to perform their respective obligations hereto.

7.1.1.3.....This  Agreement has been duly authorized,  executed and delivered to each of the Sellers, and constitutes the valid and legally binding obligations of the Sellers, enforceable against each Seller in accordance with its terms.

7.2   Representations and Warranties of the Purchaser.

7.2.1 For the purpose of inducing the Sellers to enter into this Agreement and to consummate the sale and purchase of the Interests pursuant to this Agreement, the Purchaser represents and warrants to the Sellers the following as of the Effective Date and as of the Closing Date:

7.2.2 With respect to the Purchaser and its business, the Purchaser represents and warrants, in particular, that:

7.2.2.1.....The Purchaser is a corporation duly organized,  validly existing and in good standing under the laws of Ohio. The Purchaser is sophisticated and experienced in the acquisition, ownership, and operation of retail properties similar to the Underlying Property, has full knowledge of all applicable federal, state, and local laws, rules, regulations, and ordinances in connection therewith, has full knowledge of the rights, duties (including, without limitation, fiduciary duties), and responsibilities of a partner of a partnership similar to the Partnership and the Joint Venture and of a manager and member of a limited liability company similar to the LLC, and has carefully reviewed and understands the partnership agreements and the operating agreement, as amended, governing the Partnership, the Joint Venture and the LLC, and has full knowledge of the rights, duties (including, without limitation, fiduciary duties), and responsibilities of a partner of the Joint Venture owning the Interests.

7.2.2.2.....The  Purchaser has full corporate power and authority to own and use its properties and to transact the business in which it is engaged, and has full power and authority to enter into this Agreement, to execute and deliver the documents and instruments required of the Purchaser herein, and to perform its obligations hereunder; and no consent of any of the Purchaser's officers, joint venturers, partners, managers, or members is required to so empower or authorize the Purchaser.

7.2.2.3.....This  Agreement has been duly authorized,  executed and delivered by the Purchaser, and constitutes the valid and legally binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms.

7.2.2.4.....No  pending  or,  to  the  knowledge  of the  Purchaser,  threatened litigation exists which if determined adversely would restrain the consummation of the transactions contemplated by this Agreement or would declare illegal, invalid or non-binding any of the Purchaser's obligations or covenants to the Sellers.

7.2.3 In the event the transactions contemplated hereby are consummated, the Purchaser will indemnify and hold each of the First Seller and the Second Seller harmless, for all losses, damages, costs, expenses, suits, actions, claims or demands arising from and after the Closing Date relating to, or in connection with, the Assumed Liabilities; provided, however the foregoing shall not be construed to limit, restrict or otherwise affect the Sellers' obligations under the Agreement.

7.3   Agreement of the Purchaser

7.3.1.Except for the representations and warranties expressly set forth above in
Section 7.1.1, the Interests are expressly purchased and sold "AS IS," "WHERE IS," "WITH ALL FAULTS," and "WITHOUT RECOURSE, REPRESENTATION, OR WARRANTY." The Purchase Price and the terms and conditions set forth herein are the result of arm's-length bargaining between entities familiar with transactions of this kind, and the Purchase Price and such terms and conditions reflect the fact that the Purchaser is not relying upon any information provided by the Sellers or statements or any representations or warranties, express or implied, made by or enforceable directly against the Sellers, including, without limitation, any relating to the value of the Interests or the Underlying Property, the physical or environmental condition of the Underlying Property, any state, federal, county or local law, ordinance, order or permit, or the suitability, compliance or lack of compliance of the Underlying Property with any regulation, or any other attribute or matter of or relating to the Interests or the Underlying Property (other than the representations and warranties set forth above). The Purchaser represents and warrants that as of the date hereof and as of the Closing Date, it has and will have reviewed and conducted such independent analyses, studies, reports, investigations and inspections as it deems appropriate in connection with the Interests and the Underlying Property. If the Sellers provide or have provided any documents, accountings, summaries, opinions or work product of consultants, surveyors, architects, engineers, title companies, governmental authorities or any other person or entity with respect to the Interests or the Underlying Property, including, without limitation, any offering prepared by Broker (as hereinafter defined), the Purchaser or the Sellers, the Purchaser agrees that the Sellers have done so or shall do so only for the convenience of the parties, the Purchaser shall not rely thereon and the reliance by the Purchaser upon any such documents, summaries, opinions or work product will not create or give rise to any Seller, any of the Sellers' partners or affiliates, or any of their respective partners, officers, directors, participants, employees, contractors, attorneys, consultants, representatives, agents, successors, assigns or predecessors-in-interest. The Purchaser acknowledges and agrees that no representation has been made and no responsibility is assumed by either Seller with respect to current and future applicable zoning or building code requirements or the compliance of the Interests or the Underlying Property with any other laws, rules, ordinances or regulations, the financial earning capacity, expense, repayment, payment, or
distribution  history  of  the  Interests  or  the  Underlying   Property,   the
continuation  of  contracts,   continued  occupancy  levels  of  the  Underlying
Property, or any part thereof, or the continued occupancy by tenants of any leases or, without limiting any of the foregoing, occupancy on the Closing Date. The Purchaser hereby irrevocably releases each of the First Seller and the Second Seller from any and all claims and liabilities relating to the foregoing matters. In the event that any Seller makes any misrepresentation herein or breaches any warranty set forth herein and the Purchaser had knowledge of such misrepresentation or breach, the Purchaser will be deemed to have waived any right of recovery and the Sellers shall not have any liability in connection therewith. Representations and warranties made in this Agreement to the knowledge of the Sellers shall not be deemed to imply any duty of inquiry. For purposes of this Agreement, the term Sellers' "knowledge" shall mean and refer to only actual knowledge of the Designated Representative (as hereinafter defined) of Sellers and shall not be construed to refer to the knowledge of any other partner, officer, director, agent, employee or representative of Sellers, or any affiliate of Sellers, or to impose upon such Designated Representative any duty to investigate the matter to which such actual knowledge or the absence thereof pertains, or to impose upon such Designated Representative any individual personal liability. As used herein, the term "Designated Representative" shall refer to Harry G. Alcock.

                                  ARTICLE 8...
                         CONDITIONS PRECEDENT TO CLOSING

8.1 The Purchaser's obligation to consummate the transactions contemplated by this Agreement is subject to fulfillment of each of the following conditions precedent:

8.1.1 All of the documents required to be delivered by the Sellers to the Purchaser at the Closing pursuant to the terms and conditions if this Agreement shall have been delivered and shall be in form and substance reasonably satisfactory to the Purchaser.

8.1.2 Each of the representations and warranties of the Sellers contained herein shall be true as of the Closing Date unless specifically made as of a certain date, in which case such representation and warranty shall be true as of such date.

8.1.3 The Sellers shall have complied with, fulfilled and performed each of the covenants, terms and conditions to be complied with, fulfilled or performed by the Sellers under this Agreement.

8.1.4 Notwithstanding any provision of this Agreement to the contrary, there are no other conditions on the Purchaser's obligation to consummate the transactions contemplated by this Agreement except as expressly set forth above.

8.2 Without limiting any of the rights of the Seller elsewhere provided in this Agreement, the Sellers' obligation to consummate the transactions contemplated by this Agreement is subject to the fulfillment of each of the following conditions precedent:

8.2.1 All of the documents required to be delivered by the Purchaser to the Sellers at the Closing pursuant to the terms and conditions of this Agreement shall have been delivered and shall be in form and substance reasonably satisfactory to the Sellers.

8.2.2 The Purchaser's representations and warranties set forth in this Agreement shall have been true and correct on the Closing Date and as of the Effective Date as though such representations and warranties were made at and as of such date.

8.2.3 The Purchaser shall have fully performed and complied with all covenants, conditions, and other obligations in this Agreement to be performed or complied with by it at or prior to Closing including, without limitation, payment in full of the Purchase Price.

8.2.4 There shall not be pending or, to the knowledge of either the Purchaser or the Sellers, any litigation or threatened litigation which, if determined adversely, would restrain the consummation of any of the transactions contemplated by this Agreement or declare illegal, invalid or nonbinding any of the covenants or obligations of the Purchaser.

8.2.5 The Sellers shall have received all necessary consents and approvals to the consummation of the transactions contemplated hereby.

                                  ARTICLE 9...
                                    BROKERAGE

9.1 The Sellers and the Purchaser each represent and warrant to the other that they have not dealt with or utilized the services of any broker, sales person or finder in connection with the transactions contemplated by this Agreement, and each party agrees to indemnify the other party from and against all claims for brokerage commissions and finder's fees arising from or attributable to the acts of omissions of the indemnifying party. The provisions of this Section shall survive the Closing or termination of this Agreement.

                                  ARTICLE 10..
                              DEFAULTS AND REMEDIES

10.1 In the event the Purchaser terminates this Agreement following the Feasibility Period for any reason other than the Sellers' inability to sell, assign, and transfer the Interests to the Purchaser as required by this Agreement or materially defaults hereunder on or prior to the Closing Date and consummation of the Closing does not occur by reason of such termination or material default by the Purchaser, the Sellers and the Purchaser agree that it would be impractical and extremely difficult to estimate the damages which the Sellers may suffer. Therefore, the Sellers and the Purchaser hereby agree that, except for the Purchaser's obligations to the Sellers under Sections 5.3 and 9.1, the reasonable estimate of the total net detriment that the Sellers would suffer in the event that the Purchaser terminates this Agreement or materially defaults hereunder on or prior to the Closing Date is and shall be, and the Sellers' sole remedy (whether at law or in equity) shall be, the right to receive from the Escrow Agent and retain the full amount of the Deposit. The payment and performance of the above as liquidated damages is not intended as a forfeiture or penalty within the meaning of applicable law and is intended to settle all issues and questions about the amount of damages suffered by the Sellers in the applicable event, except only for damages under the Purchaser's Surviving Obligations, irrespective of the time when the inquiry about such damages may take place. Upon any such failure by the Purchaser hereunder, this Agreement shall be terminated, and neither party shall have any further rights or obligations hereunder, each to the other, except for the Surviving Obligations and the right of the Sellers to collect such liquidated damages to the extent not theretofore paid by the Purchaser. Notwithstanding the foregoing, upon the occurrence of an event of default other than the failure of the Purchaser to close in a timely basis in accordance with this Agreement, the Sellers will provide the Purchaser with Notice specifying the default and the Purchaser shall have five (5) business days from its receipt of such notice to cure such default.


      ---------                  ----------               ----------
   INITIALS FOR                 INITIALS FOR             INITIALS FOR
   FIRST SELLER                 SECOND SELLER            THE PURCHASER

10.2 Provided that the Purchaser has not terminated this Agreement and is not otherwise in material default hereunder, if the Closing does not occur as a result of the Sellers' default hereunder, the Purchaser's sole remedy shall be to elect to terminate this Agreement and receive reimbursement of the Deposit (or so much thereof as has been received by the Escrow Agent) or to seek specific performance of this Agreement.

10.3 If, after the Closing Date, the holder of the indebtedness secured by the first lien encumbering the Underlying Property on the Closing Date (the "Loan Obligation") shall declare a default in writing under the Loan Obligation solely and specifically as a result of either (a) any act or omission of the maker of the Loan Obligation prior to the Closing Date or (b) the transfer of the First Interest and the Second Interest to Purchaser pursuant to this Agreement, the recipient of the default notice shall deliver the default notice to the other parties hereto by facsimile and overnight mail within twenty-four (24) hours of receipt of the default notice, Purchaser shall thereafter have the right of rescission as described hereinbelow. Within five (5) Business Days following Purchaser's receipt of the default notice, Purchaser may exercise its right to rescind the transfer contemplated herein and to receive Fifty Thousand and 00/100 Dollars ($50,000) by providing written notice of rescission to the
Sellers (the "Rescission Notice"). At 10:00 a.m. EST on the tenth (10th) Business Day following Sellers' receipt of the Rescission Notice, the closing of the rescission transaction (the "Rescission Closing) shall occur at the offices of Powell, Goldstein, Frazer & Murphy LLP, 191 Peachtree Street, Suite 1600, Atlanta, Georgia 30303 or at such other time or place as the parties may mutually  agree.  At the  Rescission  Closing,  the Seller  shall  tender  Fifty
Thousand and 00/100 ($50,000) to Purchaser and Purchaser simultaneously re-convey by executing and delivering, in the form of assignment attached as
Exhibit 6.2.2.2 to this Agreement, the First Interest to the First Seller and the Second Interest to the Second Seller. As a condition to each Seller's obligation to complete the rescission transaction, title to the First Interest, the Second Interest and the Underlying Property shall be in the same condition as on the Closing Date and the physical condition of the Underlying Property shall be in the same condition as on the Closing Date, normal wear and tear excepted, as determined by the First Seller and the Second Seller, which condition may be confirmed by the Sellers through a title examination and inspection of the Underlying Property. From the date of Purchaser's receipt of the default notice through the date of the Rescission Closing, Sellers shall have the immediate right to review the books and accounting records relating to the ownership and operation of the Underlying Property. From the date of Purchaser's receipt of the default notice through the date of the Rescission Closing, Purchaser shall operate the Joint Venture, the LLC, the Partnership and the Underlying Property in the ordinary and customary course of business consistent with past practices. At the Rescission Closing, the Purchaser shall deliver (a) such other agreements, instruments and documents as are reasonably necessary to re-convey the Interests to the respective Sellers, including, without limitation, corporate resolutions and similar authorization documents and (b) any and all documentation and information reasonably necessary to allow Sellers to continue operation of the Underlying Property, including, without limitation, (1) cash receipts, (2) payment of bills, (3) unpaid bills, (4) uncollected rents, and (5) copies of all new leases, amendments and revisions to existing leases and lease termination notices. The transactions under this Agreement shall thereafter be rescinded and Purchaser shall have no further liability under this Agreement. In the event that Purchaser exercises the right of rescission in accordance with the requirements stated hereinabove, the Indemnity Agreement between the First Seller, the Second Seller and The Cadle Company dated as of the Closing Date shall be terminated and of no further force and effect. The right of rescission granted under this Section shall expire one
(1) year following the Closing Date as defined in Section 1.1.4 of this Agreement.


                                   ARTICLE 11
                                  MISCELLANEOUS

11.1  Exhibits

All Exhibits annexed hereto are a part of this Agreement for all purposes.

11.2  Assignability

            This  Agreement is not  assignable by any party hereto without first obtaining the prior written approval of all non-assigning parties. Notwithstanding the foregoing, the Purchaser may assign this Agreement to a partnership or partnerships or limited liability company or limited liability companies which entities are affiliated with the Purchaser; provided, however, the Purchaser shall not be relieved of liability hereunder.

11.3 Binding Effect

            This Agreement shall be binding upon and inure to the benefit of the First Seller, the Second Seller and the Purchaser, and their respective heirs, personal representatives, successors and permitted assigns.

11.4 Captions

            The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

11.5  Number and Gender of Words

            Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

11.6  Notices

            All notices, demands, requests and other communications required pursuant to the provisions of this Agreement ("Notice") shall be in writing and shall be deemed to have been properly given or served for all purposes (i) if sent by Federal Express or any other nationally recognized overnight carrier for next business day delivery, on the first business day following deposit of such Notice with such carrier, or (ii) if personally delivered, on the actual date of delivery or (iii) if sent by certified mail, return receipt requested postage prepaid, on the fifth (5th) business day following the date of mailing addressed as follows:


         If to the Sellers:                    If to the Purchaser:

         c/o Apartment Investment and          The Cadle Company
               Management Company              100 North Center Street
         2000 South Colorado Boulevard         Newton Falls, Ohio 44444
         Suite 2-1000                          Attention:  Daniel C. Cadle
         Denver, Colorado  80222
         Attention:  Harry G. Alcock



         With a copy to:

         Gregory M. Chait, Esq.
         Powell, Goldstein, Frazer & Murphy
         LLP
         191 Peachtree Street, N.E.
         Sixteenth Floor
         Atlanta, Georgia  30303


      Any of the parties may designate a change of address by Notice in writing to the other parties. Whenever in this Agreement the giving of Notice by mail or otherwise is required, the giving of such Notice may be waived in writing by the person or persons entitled to receive such Notice.

11.7  Governing Law

            This Agreement shall be governed and construed in accordance with the laws of the State of New York, without reference to the conflict of law principles thereof.

11.8  Entirety And Amendments; Survival

            This Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the Interests, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought. All terms and provisions of this Agreement shall be merged into the Closing documents and shall not survive Closing, unless expressly set forth to the contrary in this Agreement.

11.9  Severability

            If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable. The Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible to make such provision legal, valid, and enforceable.

11.10 Multiple Counterparts

            This Agreement may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes and all such counterparts shall, collectively, constitute one Agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

11.11 Further Acts

            The Sellers and the Purchaser agree to perform, execute and deliver or cause to be performed, executed and delivered any and all such further acts, deeds, and assurances as may be necessary to, and to use their respective best efforts to consummate the transactions contemplated hereby.

11.12 Construction

            No provision of this Agreement shall be construed in favor of, or against, any particular party by reason of any presumption with respect to the drafting of this Agreement; all parties, being represented by counsel, having fully participated in the negotiation of this instrument.

11.13 Confidentiality

            The Purchaser shall not disclose the terms and conditions  contained in this Agreement and shall keep the same confidential; provided, however, that notwithstanding the foregoing, the Purchaser may disclose the terms and conditions of this Agreement (i) as required by law, (ii) to undertake its due diligence hereunder and to consummate the transactions contemplated by this Agreement, or any financing relating thereto, or (iii) to the Purchaser's or the Sellers' lenders, attorneys and accountants. Neither party hereto shall make any public statements or announcements, or issue any press releases, relating to the transactions contemplated hereby without the prior approval of the other parties hereto (unless such statement, announcement, or press release is required by any applicable securities law or any rule or regulation of the New York Stock Exchange, in which case such prior approval is not required). Any information provided by the Sellers to the Purchaser under the terms of this Agreement is for informational purposes only. In providing such information to the Purchaser, neither the First Seller nor the Second Seller makes any representation or warranty, express, written, oral, statutory, or implied, and all such representations and warranties are hereby expressly excluded. The Purchaser shall not in any way be entitled to rely upon the accuracy of such information. Such information is also confidential and the Purchaser shall be prohibited from making such information public to any other person or entity other than its agents and legal representatives, without the prior written authorization of the Sellers, which may be granted or denied in the sole discretion of any Seller.

11.14 Time Of The Essence

            It is expressly agreed by the parties hereto that time is of the essence with respect to this Agreement.

11.15 Cumulative Remedies And Waiver

            No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies herein conferred or referred, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement. No delay or omission to exercise any right or power accruing upon any default, omission, or failure of performance hereunder shall impair any right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release, or modification of this Agreement shall be established by conduct, custom, or course of dealing.

11.16 Litigation Expenses

            In the event the Purchaser commences litigation against any Seller to enforce its rights hereunder, or if any Seller commences litigation against the Purchaser, among others, to enforce its rights hereunder, the prevailing party in such litigation shall be entitled to recover from the other party its reasonable attorneys' fees and expenses incidental to such litigation.

11.17 Time Periods

            Should the last day of a time period fall on a weekend or legal holiday, the next Business Day thereafter shall be considered the end of the time period.

11.18 No Personal Liability of Officers, Trustees or Directors of the Sellers' General Partners

            The Purchaser acknowledges that this Agreement is entered into by the First Seller, which is a limited partnership, and the Second Seller, which is a corporation. The Purchaser agrees that none of the individual partners or stockholders of the First Seller, the Second Seller, the LLC or the Partnership or any of their respective individual officers, directors, trustees, agents, employees, partners, counsel, or representatives, shall have any liability of any kind or nature whatsoever under this Agreement or any document executed in connection with the transactions contemplated by this Agreement.

11.19 No Exclusive Negotiations

            The Sellers shall have the right, at all times, to solicit backup offers and enter into discussions, negotiations, or any other communications concerning or relating to the sale of all or any portion of the Interests with any third party; provided, however, that such communications are subject to the provisions of this Agreement, and that the Sellers shall not, enter into any contract or binding agreement with a third party for the sale of all or any portion of the Interests.

                                   ARTICLE 12
                OPERATION OF THE UNDERLYING PROPERTY; TRANSITION

12.1 During the period of time from the Effective Date to the Closing Date, in the ordinary course of business the Partnership may enter into new property contracts, new leases, renew existing leases or modify, terminate or accept the surrender or forfeiture of any of the leases, modify any property contracts, or institute and prosecute any available remedies for default under any lease without first obtaining the written consent of the Purchaser. The Sellers shall be entitled to declare and make distributions to their partners, and to make payments upon indebtedness, to the fullest extent permitted by applicable law, their partnership agreement, as amended, and their contractual obligations, and shall otherwise operate the Underlying Property after the Effective Date in the ordinary course of business.

12.2 Notwithstanding any provision of this Agreement to the contrary, on and after the Closing the Purchaser, to the exclusion of the Sellers, will assume all responsibility for the operation and management of the Joint Venture, the LLC, the Partnership and the Underlying Property at its sole cost and expense. Without limitation of the foregoing, on and after the Closing, the Purchaser, to the exclusion of the Sellers, will assume sole responsibility for (i) preparation of all tax returns (including sales tax and B&O tax returns and reports and vendor 1099 forms), financial records, books and accounts and other tax and accounting records for the period on or after the Closing Date, and payment of all taxes for the period on or after the Closing Date for the Joint Venture, the LLC, and the Partnership, (ii) the issuance of all distribution checks, preparation, filing, and mailing of all annual reports, quarterly reports, interim reports, and Form K-1s to the partners of the Partnership and the Joint Venture and the members of the LLC, preparation and filing of all periodic reports required by applicable federal and state securities laws, and preparation of all documents necessary for the transfer of the Interests in the Joint Venture, (iii) all investor relations and correspondence functions relating to the Joint Venture, the LLC and the Partnership, (iv) banking and escrow accounts for the Joint Venture, the LLC and the Partnership, (v) prosecution and defense of all litigation and other claims of any kind or nature whatsoever relating to the Joint Venture, the LLC, the Partnership, the Interests, and the Underlying Property, or any prior owner of the Interests arising out of, relating to, or resulting from, in each case in whole or in part, such prior owner's actions or inactions as a partner of the Joint Venture,
(vi) satisfaction of all laws, rules, and regulations applicable to the Joint Venture, the LLC and the Partnership and to the Purchaser as a partner of the Joint Venture, (vii) contractual and environmental compliance of the Joint Venture, the LLC and the Partnership, and (viii) all labor and employment matters relating to the Joint Venture, the LLC and the Partnership or to the Underlying Property.



                           [SIGNATURES ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first set forth above.


                                         First Seller:

                                         ANGELES INCOME PROPERTIES, LTD. IV

                                         By:   Angeles Realty Corporation II,
                                               its General Partner

                                         By:   _________________________________
                                         Print Name:___________________________
                                         Title:  _______________________________

                                                     [CORPORATE SEAL]


                                         Second Seller:

                                         ANGELES REALTY CORPORATION II


                                         By:   _________________________________
                                         Print Name:____________________________
                                         Title:  _______________________________

                                                     [CORPORATE SEAL]


                                          Purchaser:

                                         THE CADLE COMPANY

                                         By:___________________________________
                                         Print Name: __________________________
                                         Title: _______________________________

                                                     [CORPORATE SEAL]

                                          The Purchaser's Tax Identification
                                         Number/Social Security Number:

                                    EXHIBIT A

                            FORM OF ESCROW AGREEMENT


      This Escrow Agreement, dated as of _________________, 2001, is by and between The Cadle Company, an Ohio corporation (the "Purchaser") and Angeles Income Properties, Ltd. IV, a California limited partnership and Angeles Realty Corporation II, a California corporation (collective referred to herein as the "Sellers") and Fidelity National Title Insurance Company ("Fidelity");

                                   WITNESSETH:

      WHEREAS, the Purchaser has entered into a Purchase Agreement dated ____________, 2001 (the "Purchase Agreement") with the Sellers, whereby the Sellers have agreed to sell and the Purchaser has agreed to buy the Interests described in the Purchase Agreement;

      WHEREAS, pursuant to the provisions of the Purchase Agreement, the Sellers and the Purchaser have requested that Fidelity act as escrow agent under the Purchase Agreement, and the Purchaser has tendered good funds to Fidelity in the amount of Fifty Thousand and 00/100 ($50,000.00) (the "Deposit") pursuant to said Purchase Agreement;

      WHEREAS, the Purchaser, Fidelity and the Sellers wish to more particularly set forth and define the rights, obligations and duties of Fidelity in and to the Deposit;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Sellers and Fidelity hereby agree as follows:

1. The Deposit is to be held in insured accounts and invested in such short-term, high-grade securities, money market funds or accounts, interest bearing accounts, bank certificates of deposit or bank repurchase agreements as directed by the Purchaser in its sole discretion and all interest and income thereon shall become part of the Deposit and shall be remitted to the party entitled to the Deposit as set forth in the Purchase Agreement.

2. The Purchaser and the Sellers shall give notice to Fidelity at least two (2) business days prior to closing pursuant to the Purchase Agreement. Such notice shall also include instructions for disbursement of the Deposit at Closing.

3. The Purchaser and the Sellers agree that (i) Fidelity is a mere stakeholder with respect to the Deposit and/or other monies payable to Fidelity as escrow agent under the Purchase Agreement and/or this Escrow Agreement, and (ii) Fidelity has no liability with respect to said Deposit and other monies, except for gross negligence and/or willful neglect on the part of Fidelity.

4. In the event of a dispute between the Purchaser and the Sellers with respect to the Deposit and/or other monies payable to Fidelity as escrow agent under the Purchase Agreement and/or this Escrow Agreement, Fidelity has the right, at its exclusive discretion, to deposit the Deposit into any court having jurisdiction over the dispute between the Purchaser and the Sellers. In the event Fidelity exercises its rights under this paragraph, (a) all costs incurred by Fidelity (including but not limited to reasonable attorney's fees) shall be borne equally by the Seller and the Purchaser, and (b) all obligations of Fidelity under the Purchase Agreement and/or this Escrow Agreement shall terminate (except for liability of Fidelity for gross negligence and/or willful neglect as aforesaid).

5. All costs incurred by Fidelity as escrow agent under the Purchase Agreement and/or this Escrow Agreement (except costs or liabilities arising from Fidelity's gross negligence and/or willful neglect) shall be paid 1/2 by the Purchaser and 1/2 by the Sellers. Fidelity shall receive a fee of Three Hundred Dollars and 00/100 Dollars ($300) for its services hereunder to be paid in accordance with the Purchase Agreement and not out of the Deposit. Non-payment of such fee shall not entitle Fidelity to refuse or fail to act as required by this Escrow Agreement.

6. Any notice, requests or demands to be made or given hereunder to any party shall be deemed duly given only if in writing and sent (i) by messenger for hand delivery, (ii) by overnight delivery service or (iii) by certified mail, return receipt requested and is addressed to the parties as follows:

            (a)   If to the Sellers:


                  2000 South Colorado Blvd.
                  Tower Two, Suite 2-1000
                  Denver, Colorado 80222
                  Attention:  Harry G. Alcock
                  Telephone:  (303) 691-4344
                  Telecopy:   (303) 691-5662


                  With a copy to:

                  Powell, Goldstein, Frazer & Murphy LLP 1
                  191 Peachtree Street, N.E.
                  16th Floor
                  Atlanta, Georgia 30303
                  Attention:  Gregory M. Chait, Esq.
                  Telephone:  (404) 572-6835
                  Telecopy:   (404) 572-6999

(b)   If to the Purchaser:

                  The Cadle Company
                  100 North Center Street
                  Newton Falls, Ohio 44444
                  Attention:  Daniel C. Cadle
                  Telephone:
                  Telecopy:

(c)   If to Fidelity:

                  Fidelity National Title Insurance Company
                  Bank of America Center
                  700 Louisiana Street
                  Suite 2600
                  Houston, Texas 77002
                  Attention:  Ms. Lolly Avant, Vice President
                  Telephone:  (713) 220-5256
                  Telecopy:   (713) 228-9180

7. This Escrow Agreement may be executed in counterparts. This Escrow Agreement shall be governed by the laws of the state of New York.

8.    Time is of the essence of this Escrow Agreement.


                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Escrow Agreement has been duly executed by the parties hereto, to be effective as of the date above written.

                                   Purchaser:

                                    THE CADLE COMPANY

                                    By:
                                       ---------------------------------
                                    Print Name:
                                               -------------------------
                                    Title:
                                          ------------------------------------
                                                [CORPORATE SEAL]


                                    First Seller:

                                    ANGELES INCOME PROPERTIES, LTD. IV

                                    By:   Angeles Realty Corporation II,
                                          Its General Partner

                                    By:
                                       ---------------------------------
                                    Print Name:
                                               -------------------------
                                    Title:
                                          ------------------------------------
                                                [CORPORATE SEAL]

                                    Second Seller:

                                    ANGELES REALTY CORPORATION II

                                    By:
                                       ---------------------------------
                                    Print Name:
                                               -------------------------
                                    Title:
                                          ------------------------------------
                                                [CORPORATE SEAL]

                                    Fidelity:

                                    FIDELITY NATIONAL TITLE INSURANCE COMPANY

                                    By:
                                       ---------------------------------
                                    Print Name: Lolly Avant
                                    Title:      Vice President

                                  EXHIBIT 3.1.5

                                   ALLOCATION



ANGELES INCOME PROPERTIES, LTD. IV        99.5%

ANGELES REALTY CORPORATION                    .5%

                                 EXHIBIT 6.2.2.2

                 FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENTS

                                 EXHIBIT 6.2.2.4

                        FORM OF INDEMNIFICATION AGREEMENT